VirTra

The world's finest judgmental use of force virtual reality simulator training system.

INVESTOR PRESENTATION

Presentations by Bob Ferris – VirTra CEO

VirTra common shares are traded on The NASDAQ Capital Market under the ticker symbol "VTSI"

FORWARD LOOKING STATEMENTS

This presentation contains or incorporates by reference certain forward-looking statements that are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "outlook," "seek," "anticipate," "estimate," "approximately," "believe," "could," "project," "predict," or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in our forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth or anticipated in our forward-looking statements. Factors that could have a material adverse effect on our forward-looking statements and upon our business, results of operations, financial condition, funds derived from operations, cash available for dividends, cash flows, liquidity and prospects include, but are not limited to, the factors referenced in this report, including those set forth below.

When considering forward-looking statements, you should keep in mind the information set forth under "Risk Factors" included in VirTra, Inc.'s annual report on Form 10-K for the year ended December 31, 2017, other cautionary statements in the annual report, and information contained in subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our views as of the date of this presentation. Our actual results and performance to differ materially from those set forth or anticipated in forward-looking statements. We cannot guarantee future results or performance. Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements after the date of this presentation, whether as a result of new information, future events or otherwise.

THE NEED FOR POLICE TRAINING ...IS HERE AND GROWING

A real and growing need to address officer-involved shootings

Cop Shoots Live Rounds in Error
-Oregonian

Officer Involved Shooting, 1 Person Dead
-ABC News4

Police Fatally Shoot Man
-NY Times

Shooting Stuns Nation
-The Arizona Republic

Why Did Cop Shoot?
-NY Daily News

FOX NEWS channel

CNN

npr

abc NEWS



Aol.
DIGITAL JUSTICE
SCOTT DIIULLO
LAW ENFORCEMENT SUBJECT MATTER EXPERT
AZ OFFICERS GET REAL-WORLD DEADLY FORCE TRAINING
MOMENT OF CRISIS
INSIDE THE DEADLY POLICE SHOOTING
ALL IN
msnbc
VirTra

There is a safe, cost-effective solution… **VirTra**

VirTra's LEADING SOLUTION FOR LAW ENFORCEMENT

World's Most Effective Training Simulator for Police

- Helps police avoid tragic mistakes through judgmental use-of-force simulation training
- Improves:
  - ✓ situational awareness
  - ✓ critical thinking
  - ✓ communication skills
  - ✓ decision-making under stress
  - ✓ reading body language and threat cues
- Elevates public and officer safety
- Simulator-based marksmanship training


POLICE





COMPETITIVE LANDSCAPE

VirTra offers the most comprehensive suite of realistic simulation training products for law enforcement [1], enabling a durable competitive advantage

	VirTra	MILO	Meggitt	Cubic	Ti Training	Laser Shot
300⁰ Simulators >100 installations	🟢	🔴	🔴	🔴	🔴	🔴
180⁰ Simulators >100 installations	🟢	🔴	🔴	🔴	🔴	🔴
Single-screen simulators >100 installations	🟢	🟢	🟢	🟢	🟢	🟢
Multi-incident Scenarios with superior training value	🟢	🔴	🔴	🔴	🔴	🔴
Shoot-back device: Threat-Fire®	🟢	🔴	🔴	🔴	🔴	🔴
Drag-and-drop scenario tool: V-Author™	🟢	🔴	🔴	🔴	🔴	🔴
Simulator ballistics 3rd party validated	🟢	🔴	🟢	🟢	🔴	🔴

(1) Table is based on the latest information available to the Company

U.S. AND INTERNATIONAL SYSTEM DEPLOYMENT

VirTra simulators have been initially deployed with recognized thought leaders in U.S. agencies and in **28** countries


VirTra simulators installed

EXAMPLE CLIENTS AROUND THE GLOBE

U.S. Army

U.S. Marine Corp

U.S. Navy

U.S. Air Force

U.S. Coast Guard

U.S. DHS

U.S. DOS

U.S. DOJ

U.S. Marshals

U.S. Secret Service

L.A. County Sheriff's Dept.

Denver Police Dept.

UT Attorney General's Office

AZ Dept. of Public Safety

New Jersey Transit Police

San Francisco Police Dept.

Departments throughout Brazil

Departments throughout Mexico

Departments throughout Australia

MARKET OVERVIEW: **U.S LAW ENFORCEMENT**

Large and growing need for effective, high-tech virtual reality simulator training solutions

LAW ENFORCEMENT

- 18,000 agencies in the U.S. [1]
- All police require high-quality training
- Expanding market as simulation training is more accepted
- Improving technology expands the market
- Citizen and cadet education through virtual experiences

[1] Source: Wall Street Journal, September 9, 2017

U.S MARKET

- 6,500 Agencies Represent the Total[2] Addressable U.S. Market
- VirTra current serves ~150 U.S. agencies or just 2% of the TAM



2%
98%
VirTra
Untapped Market

[2] Source: https://www.bjs.gov/content/pub/pdf/nsleed.pdf, adjusted to reflect realistic targets based on agency size

MARKET OVERVIEW: **GLOBAL LAW ENFORCEMENT**

VirTra is at the early stages of market penetration as the need for effective, high-tech virtual reality simulator training solutions continues to grow.

INTERNATIONAL LAW ENFORCEMENT

- Other countries often follow the lead of US law enforcement
- Police around the world require high-quality training
- Expanding market as simulation training is more accepted

INTERNATIONAL MARKET

- 2,000 Agencies Represent the Total[1] Addressable Non-US Market
- VirTra current serves 32 agencies or just 1.5% of the TAM


1%
99%
VirTra
Untapped Market

[1] Company Estimates

GROWTH STRATEGY

Building upon a strong foundational core to scale and grow our business

PRODUCT: Existing → New

MARKET: Existing → New

INCREASE PENETRATION
(Product: Existing / Market: Existing)

- Radically improve marketing methods
- Expand sales staff
- Increase mainstream national media stories

EXTEND TAM
(Product: New / Market: Existing)

- Introduce new product and service offerings
- Extend new offerings for wider budget ranges

ENTER NEW MARKETS
(Product: Existing / Market: New)

- Assisted Modern Round
- Seek other markets that could use simulation training products

EXPAND
(Product: New / Market: New)

- Introduce new high-tech products into market segments we don't currently serve

FINANCIAL OVERVIEW

Long and proven track record of delivering consistent revenue and net income growth



($ in millions)
11% 5-year CAGR
Net Revenue
$9.8
$9.9
$13.3
$15.7
$16.5
2013
2014
2015
2016
2017



($ in millions)
15.6% 5-year CAGR
Net Income
$1.6
$1.3
$1.5
$2.1
$3.3*
2013
2014
2015
2016
2017

* Includes a one-time tax benefit of $2 million (net) for 2017

2017 Q4 SUMMARY FINANCIAL RESULTS

Record 2017 Revenue

($ in millions)	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016		Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Revenue	**$2.4**	**$3.0**		**$16.5**	**$15.7**
Gross profit	**$0.9**	**$1.9**		**$10.2**	**$9.7**
Gross margin	***39.5%***	***62.9%***		***61.9%***	***61.9%***
Income (Loss) from Operations	**($1.5)**	**($0.3)**		**$1.3**	**$2.1**
Operating margin	***NM***	***NM***		***7.9%***	***13.6%***
Impairment on Investment	**$0.6**	**$0.0**		**$0.6**	**$0.0**
Income tax (Benefit) Expense	**($2.6)**	**$0.0**		**($2.5)**	**$0.1**
Net Income (Loss)	**$0.5**	**($0.3)**		**$3.3**	**$2.1**
Diluted EPS	**$0.06**	**($0.04)**		**$0.39**	**$0.24**

NM – "Not meaningful"

BALANCE SHEET SUMMARY

Strong balance sheet and clean capital structure; Essentially no debt

($ in millions)	as of December 31, 2017	as of December 31, 2016
Cash and cash equivalents	$5.1	$3.7
Total Assets	$14.8	$9.9
Total Debt	$0.02	$0.03
Total Equity	$10.4	$6.4
Total Capital	$10.4	$6.4
Debt to Capital Ratio	~0.0%	~0.0%

SENIOR MANAGEMENT



Bob Ferris, Chief Executive Officer

Mr. Ferris founded Ferris Productions, Inc. in 1993 and, after the merger between Ferris Productions and GameCom in September 2001, he became CEO of the combined company, VirTra, in 2008. Mr. Ferris's vision was to create the most effective simulators in the world, and he helped create the ideas and attract the talent responsible for developing VirTra's market leading products. When he became CEO, VirTra had a stock price under 1 cent with over $4 million in debt. He then led the company to become what it is today, having a strong market position, generating profits and possessing a solid balance sheet. He is an inventor on multiple patents and considered one of the top experts in the world at applying virtual reality and simulation technology to solve real world problems. Mr. Ferris attended the US Air Force Academy and received a degree in Systems Engineering from the University of Arizona.



Matt Burlend, Chief Operating Officer

Prior to joining the pre-merger company, Ferris Productions, Inc. in 1999, Mr. Burlend was a mechanical engineer focused on the design of automated production equipment for Panduit, a $1+ billion per year global manufacturing company. At VirTra he worked his way up from engineer to becoming COO in 2011. Over the years, Mr. Burlend has contributed significantly to managing the design, production and support of VirTra's most successful and innovative simulator products and has achieved a highly successful track record in the daily operations of VirTra's core business. In addition, he was instrumental in managing the company from a debt position of over $4 million, to becoming debt-free in less than three years at the height of the 2008 recession, to then achieving profits. Mr. Burlend graduated from Olivet Nazarene University with a Mechanical Engineering Degree.



Judy Henry, Chief Financial Officer

Ms. Henry has over 25 years of experience in finance and accounting, holding positions as Chief Financial Officer, Director of Finance and Controller for public, private and municipal corporations in the technology, accounting, venture capital and real estate sectors. From 2009 to 2015, Ms. Henry was CFO and Deputy Executive Director for Housing Kitsap, a municipal corporation based in the Pacific Northwest focused on developing and managing affordable housing. Previously, she worked as Director of Finance for Secure Asset Reporting, Inc., a provider of remote asset management solutions, which in 2007 merged with MyCom Group, Inc., an OTC-listed company. Ms. Henry has also provided CFO/Controller consultancy services in the Greater Seattle area for the CPA firm Moss Adams. Ms. Henry holds a Masters of Business Administration degree from Pacific Lutheran University and dual Bachelor of Science degrees in Accounting and Finance from Central Washington University.

INVESTMENT CONSIDERATIONS

The world's finest judgmental use of force simulator training system

Current headlines underscore the need for effective police training

- One of the most effective solutions available to help avoid tragic and costly mistakes
- Municipalities seeking methods to avoid legal liabilities from improper use of force
- Expanding opportunities for VirTra's brand, synonymous with quality and proven technology

Strong customer value proposition and retention

- Best-in-class police judgmental use-of-force training, marksmanship, and commercial capabilities
- Customers often stay for life - alternatives to simulation training are often too expensive, too unrealistic or too dangerous

Current management team has delivered consistent revenue growth and profitability

- Revenue growth every year since first training simulator introduction in 2004; Five-year CAGR of 11%
- Profitable for nearly a decade; Five-year Net Income CAGR of 15.6%
- Strong balance sheet and clean capital structure; Growth has been organic, with no external raises and no M&A to-date

Uplisted to Nasdaq Capital Market on 3/29/18

- Nasdaq offers greater growth accelerants, enhanced shareholder liquidity and improved acquisition potential

VirTra

The world's finest judgmental use of force virtual reality simulator training system.

FOR MORE INFORMATION

VirTra, Inc.
www.virtra.com

Investor Relations
Brett Maas, Managing Partner, Hayden IR
brett@haydenir.com
646.536.7331